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                                  EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alloy, Inc., a Delaware corporation does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended October 31, 2003 (the "Form 10-Q") of Alloy, Inc., fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Alloy, Inc.

Dated: December 22, 2003           By: /s/ Matthew C. Diamond
                                   -------------------------
                                   Matthew C. Diamond
                                   Chief Executive Officer
                                  (principal executive officer)

Dated: December 22, 2003           By: /s/ Samuel A. Gradess
                                   -------------------------
                                   Samuel A. Gradess
                                   Chief Financial Officer
                                  (principal financial officer)



The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.


A signed original of this written statement required by Section 906, or another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Alloy, Inc. and will be retained by Alloy, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.